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                                                                   EXHIBIT 10.20

                                 VENCOR, INC.
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                                 AMENDMENT TO
                                 ------------
                        NON-EMPLOYEE DIRECTORS DEFERRED
                        -------------------------------
                               COMPENSATION PLAN
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                              SEPTEMBER 26, 1995
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     Section 8.2(b) of the Plan is hereby amended to read, in its entirety, as follows:


     b. For purposes of the Plan, a Change in Control shall occur upon (i) the acquisition by any person after the date hereof of beneficial ownership of 50% or more of the voting power of the Company's outstanding voting stock,
     (ii) five or more of the current members of the Board ceasing to be members of the Board unless the replacement director was elected by a vote of either at least 75% of the remaining directors, or at least 75% of the shares entitled to vote on such replacement, or (iii) approval by stockholders of the Company of (a) a merger or consolidation of the Company with another corporation if the stockholders of the Company immediately before such vote will not, as a result of such merger or consolidation, own more than 50% of the voting stock of the corporation resulting from such merger or consolidation, or (b) a complete liquidation of the Company or sale of all, or substantially all, of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not occur as a result of the approval or consummation of the merger of The Hillhaven Corporation into the Company or solely because 50% or more of the voting stock of the Company is acquired by (i) a trust which is part of an employee benefit plan maintained by the Company or its subsidiaries, or
     (ii) a corporation which, immediately following such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock of the Company immediately prior to such acquisition.


                                   VENCOR, INC.



                                   By:  /s/ W. Bruce Lunsford
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                                        W. Bruce Lunsford, Chairman of the
                                        Board, President and Chief Executive
                                        Officer